NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Short Term Bond Fund

Supplement dated November 9, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Fund.  Accordingly, all references to, and information regarding, HighMark in the Summary Prospectus are deleted in their entirety

2.
At a Special Meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of Loomis, Sayles & Company, LP ("Loomis") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The Nationwide HighMark Short Term Bond Fund is renamed the "Nationwide Loomis Short Term Bond Fund." All references to the Fund in the Summary Prospectus are updated accordingly.

b.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in bonds (or fixed-income securities) which include:

●	U.S. government securities;
●
Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody's or Standard & Poor's or, if unrated, which the subadviser determines to be of comparable quality);

●	Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●
Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities. The Fund will maintain an average duration of between 1 and 3 years.

In deciding which securities to buy or sell, the subadviser may consider a number of factors related to the bond issue and the current market, for example, including:

● the financial strength of the issuer;
● current interest rates and valuations;
● the stability and volatility of a country's bond markets and
● expectations regarding general trends in interest rates and currency considerations.

The subadviser also considers how purchasing or selling a bond would impact the Fund's overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

The Fund may engage in frequent and active trading of its portfolio securities.

c.	The information under the heading "Principal Risks" on page 2 of the Summary Prospectus is modified to include the following:

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund's performance, and may result in higher taxes when Fund shares are held in a taxable account.

d.	The information under the heading "Portfolio Management – Subadviser" on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Loomis, Sayles & Company, LP

e.	The table under the heading "Portfolio Management – Portfolio Managers" on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Vice President	Since 2017
Clifton V. Rowe, CFA	Vice President	Since 2017
Kurt L. Wagner, CFA, CIC	Vice President	Since 2017

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Loomis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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